Prepared by

                                                     --------------------------
                                                     ANDREW S. LEVINE, ESQ.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into October __, 1996 by and among PLAZA ONE EXCHANGE PLACE LIMITED PARTNERSHIP (formerly known as BT Exchange Place Limited Partnership), HARBORSIDE EXCHANGE PLACE LIMITED PARTNERSHIP, HARBORSIDE URBAN RENEWAL ASSOCIATES L.P., PLAZA II AND III URBAN RENEWAL ASSOCIATES L.P., PLAZA IV URBAN RENEWAL ASSOCIATES L.P., PLAZA V URBAN RENEWAL ASSOCIATES L.P., and PLAZA VI URBAN RENEWAL ASSOCIATES L.P., all New Jersey limited partnerships having an address c/o Lang Wootton Realty Advisors, 335 Madison Avenue, New York, New York 10017 (collectively "Assignors"), CALI HARBORSIDE (FEE) ASSOCIATES L.P., CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P., CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P., CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P., CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P. and CAL-HARBOR VII URBAN RENEWAL ASSOCIATES, L.P., all New Jersey limited partnerships having an address c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 (collectively "Assignees"), and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation having an address at 720
E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("Northwestern"), and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation having an address at 711 High Street, Des Moines, Iowa 50392-0301 ("Principal"; Northwestern and Principal being collectively referred to herein as the "Lenders").

                                   WITNESSETH:

         WHEREAS, Lenders are the holders of:

                  (a) two (2) promissory notes dated December 5th, 1995 executed by Assignors in the aggregate sum of Twenty Million ($20,000,000) Dollars (the "Plaza I Notes"); and

                  (b) two (2) promissory notes dated December 5th, 1995 executed by Assignors in the aggregate sum of One Hundred Ten Million ($110,000,000) Dollars (the "Plaza II/III Notes"); and


         WHEREAS, the Plaza II/III Notes are secured by:

                  (a) that certain Mortgage and Security Agreement dated December 4th, 1995 made by Assignors in favor of Lenders and recorded December 7, 1995 in the Office of the Hudson County Clerk in Mortgage Book 5805, Page 240 (the "Mortgage"); and

                  (b) that certain Absolute Assignment of Leases and Rents dated December 4, 1995 made by Assignors in favor of Lenders and recorded on December 7, 1995 in the Office of the Hudson County Clerk in Mortgage Book 5805, page 322 (the "Assignment"); and

                  (c) those certain UCC-1 Financing Statements listed on Exhibit A annexed hereto (the "UCC-1s"; the Plaza II/III Notes, the Mortgage, the Assignment and the UCC-1s being collectively referred to herein as the "Loan Documents").

         WHEREAS, the Plaza I Notes are to be satisfied, and Lenders are releasing the property described on Exhibit B annexed hereto (the "Plaza I Property") from the lien of the Mortgage and the Assignment; and

         WHEREAS, it is the intention of the parties hereto that Assignors shall assign, and Assignees shall assume, all rights and obligations under the Loan Documents.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. Assignors hereby grant, transfer and assign unto Assignees all right, title and interest of Assignors in and to the Loan Documents as of the date hereof.

     2. Assignees hereby assume and agree to perform and be bound by the terms, covenants, conditions and obligations accruing under the Loan Documents as of the date hereof, subject to the terms of this Agreement.

     3. Lender hereby acknowledges and consents to the assignment made by Assignors to Assignees and the assumption made by Assignees pursuant to this Agreement.

     4.   The Mortgage is hereby modified as follows:

              (a) the term "US  WEST  Pension  Trust"  shall be  deleted  in its entirety and replaced with "Cali Realty Corporation or Cali Realty, L.P."

              (b) In  the   Section   of  the   Mortgage   entitled   "Financial
                  Statements", the paragraph beginning with the words "The Audited Statements" on page 33 is hereby deleted and replaced with the following:

                           "The Audited Statements shall (i) be prepared based upon generally accepted accounting principles by a certified public accountant satisfactory to Mortgagee, and the expense thereof shall be borne by Mortgagors, and (ii) include or be accompanied by a written statement by the accountants preparing or opining in regard to such Audited Statements, in form and substance satisfactory to Mortgagee, in the manner contemplated by New Jersey P.L. 1995, c.49, that such accountants know that Mortgagee shall receive and rely upon such Audited Statements."

      5. Assignees acknowledge that the transfer of the Plaza II/III Property to the Assignees is the one-time transfer permitted by the Due on Sale provision of the Mortgage and that no subsequent transfers of the Plaza II/III Property or Changes in the Proportionate Ownership of Purchaser is allowed by the Mortgage.

     6. This Agreement shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and permitted assigns.

    7. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The invalidity or unenforceability of any term or provision hereof shall not render invalid or unenforceable any other term or provision hereof, all of which shall remain in full force and effect. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. This Agreement may not be amended except by a written agreement signed by the party to be bound. All terms used herein and not otherwise defined shall have the meaning ascribed in the Mortgage.

    8. Pursuant to the "Due on Sale" Section of the Mortgage, the Lenders hereby agree and acknowledge that the Assignors, as Mortgagors and Borrowers under the Loan Documents, are released from liability under the Loan Documents, except for the Environmental Indemnity Agreement and the "Recourse Obligations", as defined in the Plaza I Notes and the Plaza II/III Notes.

    9. This Agreement may be executed in one or more counterparts, each which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ASSIGNORS:

                 PLAZA ONE EXCHANGE PLACE
                 LIMITED PARTNERSHIP

                 By:      One Harborside Corp.,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 HARBORSIDE EXCHANGE PLACE LIMITED PARTNERSHIP

                 By:      Two Harborside Corp.,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 HARBORSIDE URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA II AND III URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA IV URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA V URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA VI URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:


ASSIGNEES:

                 CALI HARBORSIDE (FEE) ASSOCIATES, L.P.

                 By:      Cali Sub X, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:


                 CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.

                 By:      Cali Sub X, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:

                 CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.

                 By:      Cali Sub X, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:

                 CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.

                 By:      Cali Sub X, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:

                 CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.

                 By:      Cali Sub XI, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:


                 CAL-HARBOR SO. PIER URBAN  RENEWAL ASSOCIATES L.P.
                 By:      Cali Sub XI, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:

                 CAL-HARBOR NO. PIER URBAN  RENEWAL ASSOCIATES L.P.

                 By:      Cali Sub XI, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:

                 CAL-HARBOR VII URBAN RENEWAL ASSOCIATES, L.P.

                 By:      Cali Sub XI, Inc.,
                          general partner

                          By:_______________________
                               Name:
                               Title:


ASSIGNOR:

                 PLAZA ONE EXCHANGE PLACE
                 LIMITED PARTNERSHIP

                 By:      One Harborside Corp.,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 HARBORSIDE EXCHANGE PLACE LIMITED PARTNERSHIP

                 By:      Two Harborside Corp.,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 HARBORSIDE URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA II AND III URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA IV URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA V URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:

                 PLAZA VI URBAN RENEWAL ASSOCIATES L.P.

                 By:      One Exchange Place Corporation,
                          general partner

                          By:________________________
                               Name:
                               Title:


 LENDER:

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                          By:________________________
                               Name:
                               Title:


                 PRINICIPAL MUTUAL LIFE INSURANCE COMPANY

                          By:________________________
                               Name:
                               Title:

State of                            )
                                    )ss.:
County of                           )

     On the __ day of October in the year 1996 before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he resides in ________________________; that he is the ____________________ of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

                                                     --------------------------
                                                              Notary Public

My Commission Expires:                               (Notarial Seal)


State of                            )
                                    )ss.:
County of                           )

     On the __ day of October in the year 1996 before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he resides in ________________________; that he is the ____________________ of PRINCIPAL MUTUAL LIFE INSURANCE, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

                                                     --------------------------
                                                              Notary Public

My Commission Expires:                               (Notarial Seal)






State of New York                   )
                                    )ss.:
County of New York                  )

     On the __ day of October in the year 1996 before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he resides in ________________________; that he is the ____________________ of the _________________________, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

                                                     --------------------------
                                                              Notary Public

My Commission Expires:                               (Notarial Seal)


State of                            )
                                    )ss.:
County of                           )

     On the __ day of October in the year 1996 before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he resides in ________________________; that he is the ____________________ of the _________________________, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

                                                     --------------------------
                                                              Notary Public

My Commission Expires:                               (Notarial Seal)